EXHIBIT 10.2
                                                                    ------------

"CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION."
                     REDACTED MATERIAL INDICATED BY "***".

                           DATABASE LICENSE AGREEMENT
                           --------------------------


     This LICENSE AGREEMENT ("Agreement"), dated July 6, 1999, (the "Effective date"), is entered into by and between Worldwide Information, Inc., a Massachusetts corporation ("Licensee") and Trans Union, LLC, a Delaware limited liability company ("TU").

     WHEREAS, Licensee offers to its subscribers a computer assisted, data retrieval service that enables its customers to obtain information through various methods, including without limitation, online access, telephone and facsimile; and,

     WHEREAS, TU owns a confidential database which it is willing to license to Licensee to make available to its customers under the terms and conditions set forth below,

NOW THEREFORE, in consideration of the premises the parties agree as follows:

1.    GRANT OF LICENSE
      ----------------

1.1 As used in this agreement, the following terms shall have the meanings indicated:

      (a) "Licensed Materials" means the compilation of information prepared by or on behalf of TU specified on Schedule A and provided to Licensee pursuant hereto, including all languages, editions, issues, versions and all Updates (as defined below) thereto during the term of this Agreement.

      (b) "Permitted Uses" means products and services produced or distributed by Licensee consisting of; or utilizing, computer-assisted access to, or distribution, reproduction or use of Licensed Materials in a manner consistent with the terms and conditions of this Agreement.

1.2. TU hereby grants to Licensee a non-exclusive, non-transferable license to lawfully use and authorize the lawful use of Licensed Materials and any portion thereof in Permitted Uses, including rights to reproduce, display and distribute Licensed Materials in connection with producing, distributing and marketing Permitted Uses. Licensee may not re-distribute the Licensed Materials in bulk to any of its customers and may distribute only through its own system interface. All marketing and promotional materials produced by Licensee regarding or making any use of or reference to the Licensed Materials must be approved in writing by TU prior any use.

1.3 Licensee shall use the Licensed Materials solely as a stand alone product. Licensed Materials shall not be merged with other data to create a distinct database without the prior written approval of TU.

1.4 Licensee shall not promote or distribute the Licensed Materials through the Internet without prior written approval of TU. Licensee shall not distribute licensed materials to consumers, and shall insure that its commercial customers do not distribute licensed materials to consumers.

1.5   TU believes that: (i) it is authorized to grant this license to Licensee;
(ii) Licensee's exercise of this license will not infringe a copyright or other right of any person or entity: and (iii) no portion of the Licensed Materials is subject to the requirements of the Fair Credit Reporting Act.

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
1.6 Licensee warrants it will utilize Licensed Materials in compliance with and according to the principles outlined by the Individual Reference Services Group (IRSG) dated December 15, 1997, IRSG Principles and Commentary are attached and incorporated herein by reference as Schedule S. Licensee. may use Social Security Numbers only as specifically permitted by the IR G Principles and Commentary.

2.    DELIVERY OF LICENSED MATERIALS
      ------------------------------

2.1 TU shall, at its expense, deliver to Licensee all Licensed Materials, including updates thereto consisting of all changes, additions and modifications to the Licensed Materials since the most recent delivery of Licensed Materials to Licensee ("Updates').

2.2 Initial delivery of the Licensed Materials to Licensee shall be made as soon as reasonably practicable after the Effective Date hereof. Thereafter, TU shall deliver Updates to Licensee on a monthly basis. In addition, TU shall deliver a full reload of the Licensed Materials to Licensee no less frequently than three times annually which shall consist of an entire replacement of the Licensed Materials delivered under this Agreement and all changes, additions and modifications to the Licensed Materials since either the initial delivery of Licensed Materials to Licensee or the prior full reload of the Licensed Materials which was delivered to Licensee, as the case may be.

2.3 TV shall use all reasonable efforts to transmit accurate and reliable information and data. TU does not warrant or guarantee that Licensed Materials are accurate, complete or up-to-date, and TU sh'ail incur no liability to Licensee with respect thereto, whether direct or indirect, and whether or not based upon the acts or omissions of TU or its officers, employees, agents, or any third party contractors or suppliers of TU.

2.4 TU MAKES NO WARRANTIES OF ANY NATURE WHATSOEVER WITH RESPECT TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION PROVIDED. TU EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ANY WARRANTIES THAT THE LICENSED MATERIALS COMPLY WITH ANY FEDERAL, STATE OR LOCAL LAW OIL REGULATION NOT SPECIFICALLY RECITED HEREIN. TV HEREPY DISCLAIMS ANY AND ALL SUCH OTHER WARRANTIES.

3.    ROYALTY PAYMENTS
      ----------------

3.1   Annual Schedule

      Agreement Year                  ***         Fee      Royalty Payment to TU
      --------------         ------------------------      ---------------------
          Year 1                      ***                          ***
          Year 2                      ***                          ***
        Years 3-5                     ***                          ***

*of revenue generated by Licensee from the use of the licensed Material(s) for each particular query. See attached appendix 'A' for details.

3.2 Unless otherwise mutually agreed to in writing by the parties, the royalty payment and minimum guarantee payable to TU after the Initial Term (as defined below in Section B) shall be negotiated in good faith by the parties on a year by year
basis. Such negotiation shall commence no later than         ***
           ***                For such payments due during Year six (B), (if
applicable), such negotiations shall begin                  ***
           ***               In the event the parties can not reach an agreement
by the end of any given term, this Agreement shall automatically terminate upon the last day of the then current term.

3.3   Royalty payments will be made to TU by the Licensee on a ***      basis
based on the royalty earned for that given               ***
                                    ***
                                    ***
                                    ***
                                    ***

3.4 For royalty purposes, licensee will maintain a log of all inquiries made against the TU Licensed Materials. The log will contain the User ID or other appropriate identifier of the customer making the search and the date of the search. The log will be used for determining royalty payments due TU. The royalty log and customer invoices of the Licensee will be made available to TU upon request for inspection and auditing. Licensee warrants it will maintain accurate records of all royalty payments due to TU hereunder.

3.5 Payments shall be made in U.S. dollars. Within fifteen (15) days: following each calendar month, Licensee shall provide TU with a summary billing statement containing full supporting documentation to show royalty payments due per this Agreement. Payment statements shall be paid and sent to the payment address specified on Schedule C.

3.6                               ***
                                  ***
                                  ***
                                  ***

4.    VERIFICATION ACCESS
      -------------------

4.1 When Licensed Materials become available in any of Licensee's online services, Licensee shall furnish TU with an identification number (the "Special ID") giving TU access to such Materials.

4.2 TU may, during the term of this Agreement, use the Special ID to access the Iicensed Materials on Licensee's system, without charge. TU shall also pay Licensee's standard commercial and published charges for use of Licensee's products, using its Special ID, that do not include the Licensed materials. Invoices for use of the Special ID shall be sent to the billing address specified on Schedule D.

4.3 At all times while this Agreement is in effect, TU shall provide Licensee with such access to, or furnish Licensee with such reports as may be requested by Licensee from TU's database containing the Licensed Materials as may be reasonably necessary or desirable for purposes of verification of the Licensed Materials.

5.    INDEMNIFICATION
      ---------------

5.1 TU shall indemnify and hold Licensee, its affiliates and their respective directors, officers, employees, agents, successors, assigns, licensees and distributors harmless against any and all judgments, settlements, penalties, costs and expenses (including attorneys' fees) paid or incurred in connection with claims by any person which both (a) arise from use of Licensed Materials under this Agreement; and (b) are attributable to infringement or misappropriation of any copyright or other proprietary right of any third party, unless either is caused by a breach by Licensee of any of its obligations under this Agreement. Notwithstanding the above, in no event shall TU's aggregate liability (including all costs) for all indemnification it becomes obligated to provide hereunder exceed the total dollar amount received from Licensee hereunder for the six months immediately preceding the claim giving rise to the obligation to indemnify.

5.2 Licensee shall indemnify and hold TU, its affiliates and their respective directors, officers, employees, agents, successors and assigns harmless from and against any and all judgments, settlements, penalties costs and expenses (including attorneys' fees) paid or incurred in connection with claims by any person which arise from the use of Licensed Materials under this Agreement.

5.3 If any claim or action is instituted or threatened by a third party against a party to this Agreement for which it believes it has been indemnified pursuant to this agreement, it shall promptly give notice thereof to the other party. EXCEPT AS OTHERWISE PROVIDED HEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR LOST PROFITS, LOST SAVINGS, DOWNTIME COSTS, OR ANY OTHER INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES ARISING OUT OF THIS AGREEMENT, EVEN IF SUCH PARTY HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

6.    TERM, TERMINATION
      -----------------

6.1 The initial term of this Agreement. (the "Initial Term") shall commence on the Effective Date and shall, unless sooner terminated pursuant to this Agreement, continue for a period of five (5) years. Thereafter, this Agreement shall automatically renew for successive additional one year terms. Except as provided for elsewhere in this Agreement, after the Initial Term, either party may terminate this Agreement upon providing the other party with ninety (90) days' prior written notice.

6.2 This Agreement may be terminated prior to the expiration of the Initial Term or any renewal term by either Licensee or TU in the event of a material default by the other party. For purposes of this Section 6.2, the term material default shall mean (a) failure by Licensee to pay any undisputed amounts which remain past due under Section 3 for a period of thirty (30) days after receipt by Licensee of written notice thereof from TU, or (b) failure by TU to provide the Licensed Materials in accordance with this Agreement for a period of thirty
(30) days after TU's receipt of written notice thereof from Licensee, or (c) failure of Licensee to comply with the principles outlined by the IRSG in Schedule B within thirty (30) days after receiving written notice therof from TU.

6.3 Either party may terminate this Agreement on thirty (30) days (or such shorter time as may be necessary to comply with applicable law), prior written notice to the other if the use of the Licensed Materials (or any portion thereof) (i) is determined, in good faith by the terminating party, to be, or will be, in violation of applicable law, regulatory or judicial action or (ii) is the subject of litigation or threatened litigation by any governmental entity or (iii) is the subject of an adverse and documented consumer reaction related to consumer privacy issues. In the event of the occurrence of one or more of the above, the

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
parties shall undertake good faith discussions to determine whether any part of the Licensed Materials may still be reasonably be delivered, or whether the terms hereof may reasonably be modified so that it can continue.

6.4 TU may terminate this agreement on ninety (90) days prior written notice for any reason.

6.5 Upon termination for any of the above clauses, on effective date thereof, Licensee must physically return all TU Data and Licensed Materials or any derivative works thereof to TU in its possession. Within thirty (30) days of termination, Licensee must certify in writing to TU that Licensee has purged all such information from its system.

7.    CONFIDENTIALITY
      ---------------

7.1 As used in this Agreement, "Confidential Information" means (a) proprietary or trade secret information which is clearly labeled or designated as confidential by the disclosing party, (b) any of the Licensed Materials or information regarding the use of the Licensed Materials pursuant to this Agreement, and (c) the provisions of this Agreement.

7.2 Licensee and TU agree that they will not, during the term of this Agreement and for two years thereafter, disclose, nor permit any of their employees or agents to disclose, to any other person or entity any Confidential Information received from the other, except, as may be required by law.

8.    NOTICES
      -------

8.1 All notices given pursuant to this Agreement shall be in writing and sent to TU or Licensee at the address specified below;

If to TU:                                    If to Licensee:
---------                                    ---------------
Trans Union LLC                              Worldwide Information, Inc.
555 West Adams                               10 Cummings Center - Suite 450C
Chicago, Illinois   60661                    Beverly, Massachusetts 01915
Attn: General Counsel                        Attn: Chairman, C.E.O.

8.2 Either party may from time to time change its address specified herein by notice to the other party.


9.    SCHEDULES: ENTIRE AGREEMENT
      ---------------------------

9.1 The schedules referenced in this Agreement are hereby incorporated in, and made a part of, this Agreement.

9.2 This Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and supersedes all prior communications, understandings and agreements, oral or written.

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
10.   GOVERNING LAW
      -------------

10.1 This agreement shall be interpreted and construed according to, and governed by, the laws of the State of Illinois, without regard to its conflicts of law principles.

11.   MISCELLANEOUS
      -------------

11.1 With the exception of the license grant set forth in Subsection 1.2; Subsections 2.1, 2.2, and 2.3; and Sections 3 and 4, all provisions of this Agreement shall survive any termination of this Agreement. Moreover, termination of this Agreement shall not relieve Licensee of payments due to TU through the date of any such termination nor affect any rights, duties or obligations of either party that accrue prior to the effective date of any such termination.

11.2 This Agreement and any amendments may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one agreement.

11.3 Nothing in this Agreement shall be construed to constitute or appoint either party as the agent or representative of the other party for any purpose whatsoever, or to grant to either party any right or authority to assume or create any obligation or responsibility, express or implied, for or on behalf of or in the name of the other, or to bind the other in any way or manner whatsoever.

11.4 Neither party shall be liable to the other for any loss or damage attributable to, and neither party shall deemed to be in default hereunder as a result of any failure or delay in performance caused by force majeure. For purposes of this Agreement, the term "force majeure" shall include strike, lockout, earthquake, hurricane, flood, fire, or other acts of God or nature, war, rebellion, civil disorders, laws, regulations, acts of civil or military authorities (including the denial or cancellation of any export or other necessary license), unavailability of materials, carriers or communications facilities, and any other causes beyond the reasonable control of the party whose performance is affected. Both parties shall use all reasonable efforts to minimize the consequences of force majeure. Where force majeure remains in effect for more than three months or if, at the beginning of a force majeure condition it is clear that it will last longer than three months, either party shall have the right to terminate this Agreement upon written notification to the non-affected party.

11.5 Neither this Agreement nor any interest herein or in the license granted under Section 1 may be assigned by either party without the prior written approval of the other party, which approval will not be unreasonably withheld, except that either party may assign this Agreement in its entirety to any purchaser of all or any substantial-portion of its business or assets or to any majority owned subsidiary without the other party's approval; provided however, that in no event may Licensee assign this Agreement to a competitor of TU and any attempt to do so shall be null and void and TU shall have the right to immediately terminate this Agreement.

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

IN WITNESS WHEREOF, the parties, through their duly authorized representatives and intending to be legally bound, have executed this Agreement as of the first date above written. The parties hereto agree that a faosimile transmission of this fully executed Agreement shall constitute an original and legally binding document.



TRANS UNION LLC                                WORLDWIDE INFORMATION, INC.


BY: /s/ WALTER ABRAMS                          BY: /s/ JON R. LATORELLA
    ------------------------                       ------------------------


NAME: WALTER ABRAMS                            NAME: JON R. LATORELLA
      ----------------------                         ----------------------


TITLE: V.P. New Business Development           TITLE: President & C.E.O.
       -------------------------------                ---------------------

                                   SCHEDULE A


Credit File Header records consisting of the following information:

Last, first and middle name, and/or maiden name
Up to (3) three aliases
Most current and previous two (2) addresses
Date address reported
Telephone number
Birth date
Social security number

                                   APPENDIX A

ROYALTY %


PROJECT:     LOCATE PLUS

ITEM;        APPENDIX FOR TRANS UNION

SUMMARY: THE FOLLOWING LISTS SEARCHES AND THEIR USE OF TRANS UNION DATA. THE AMOUNT OF USE IS LISTED BY PERCENTAGE.


LOCATING PEOPLE.                                           TU (%)

(1) Search by name
      a. Last name, first name, MI (opt)                    ***
      b..Last name, first name, MI (opt) DOB                ***
      c. Last name, first name,.Ml (opt) YOB                ***
      d. Last name and DOB                                  ***
      e. Last name and state                                ***
      f. Last name and city                                 ***
      g. Last name and zip code                             ***

(2) Search by address
      a. Physical address                                   ***
      b. Mailing address or PO Box                          ***
      c. Neighbor search by residential address             ***

(3) Search by SS#                                           ***

(4) Extended SS# Search                                     ***

BUSINESS SEARCHES:

(1) Corporation and Limited Partnership Search
      a. By company name                                    ***
      b. By owner name                                      ***
      c. By officer name                                    ***
      d. By registered agent                                ***
      e. By state 1D No.                                    ***

(2) Uniform Com ercial Code Filings
      a. By debtor name                                     ***
      b. By secured party name                              ***
      c. By filing number                                   ***

REAL PROPERTY OWNERSHIP:
      a. By individual or business name                     ***
      b. By physical address                                ***
      c. By mailing address                                 ***
      d. By parcel number                                   ***

CIVIL SEARCHES:                                            TU (%)

(1) Civil Judgements
      a. By individual name                                 ***
      b. By business name                                   ***
      c. By case number                                     ***

(2) Tax Liens
      a. By individual name                                 ***
      b. By business name                                   ***
      c. By filing name                                     ***

(3) Bankruptcy Filings
      a. By individual name                                 ***
      b. By business name                                   ***
      c. By case number                                     ***
      d. By SS# /FEIN                                       ***

(4) Bankruptcy, Liens, and Judgements (combination search)
      a. By individual name                                 ***
      b. By business name                                   ***
      c. By case number                                     ***

DRIVERS / MOTOR VEHICLE SEARCHES:

(1) Drivers Records                       (See attached schedule)
      a. Input criteria will vary. Standard fields will be first name, last name, MI, DOB, and license number.

(2) Vehicle Registrations
      a. By plate number                                    ***
      b. By VIN number                                      ***

COMPREHENSIVE SEARCH:

(1) Search combines the following:                          ***             ***

      a. Data from "Locating People" (name, ss#, YOB, all known addresses)
      b. Expanded search on "all known addresses" to include relatives, associates, and their identifying information
      c. Corporations and limited partnerships by owner, officer, or registered agent name
      d. Real property by individual name
      e. Bankruptcy, Liens, and Judgements by individual name.
      f. FAA Airman Directory
      g. US Coast Guard Vessel Records
      h. Death records

                                                           TU (%)
DEATH SEARCH:
      a. By name                                            ***
      b. By name and date of birth                          ***
      c. By S S#                                            ***

FAA AIRMAN DIRECTORY:
      a. By name
      b. By license number

US COAST GUARD VESSEL RECORDS:
      a. By vessel name                                     ***
      b. By vessel number                                   ***

REAL-TIME TELEPHONE SEARCH:
      a. By telephone cumber                                ***             ***
      b. By address                                         ***

                                   Schedule B


      Attached Individual Reference Service Group Principles and Commentary